                                                                    Exhibit 99.2
                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                            ANY AND ALL OUTSTANDING
                   9 1/4% SERIES A SENIOR SUBORDINATED NOTES
                                      OF
                           CROSS TIMBERS OIL COMPANY
                     FULLY AND UNCONDITIONALLY GUARANTEED
                          BY
                             ------------------------


     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) the Holder's certificates ("Certificates") for 9 1/4% Series A Senior Subordinated Notes due April 1, 2007 of the Company (the "Old Notes") are not immediately available, (ii) the Holder cannot deliver the Old Notes, Letter of Transmittal and all other required documents to The Bank of New York (the "Exchange Agent") on or prior to 5:00 p.m. New York City time, on the Expiration Date or (iii) the Holder cannot complete the procedures for delivery by book-entry transfer on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. Capitalized terms not defined herein have the meanings respectively given to them in the Prospectus.

                 The Exchange Agent For The Exchange Offer Is:
                              The Bank Of New York

   By Hand or Overnight Delivery:         Facsimile Transmissions          By Registered Or Certified Mail:
                                       (Eligible Institutions Only):
        The Bank of New York                                                     The Bank of New York
         101 Barclay Street                    (212) 571-3080                   101 Barclay Street, 7E
   Corporate Trust Services Window       Attention: George Johnson             New York, New York 10286
            Ground Level                  To Confirm by Telephone         Attention: Reorganization Section,
  Attention: Reorganization Section,      or for Information Call:                   George Johnson
           George Johnson                      (212) 815-6333

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS HERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Cross Timbers Oil Company, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated May __, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes."


Aggregate Principal Amount Tendered:  $                   *
                                       -------------------


Name(s) of Holder(s):
                      -------------------------------


Certificate No(s):
                   ------------------------


Total Principal Amount
  Represented by Certificate(s):  $
                                   -----------------


If Old Notes will be tendered by book-entry transfer, please provide the following information:


DTC Account Number:
                    ---------------------------


Date:
      ------------------------------

-------------
* Must be in denominations of a principal amount of $1,000 and any integral multiple thereof.

--------------------------------------------------------------------------------
     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
--------------------------------------------------------------------------------

                               PLEASE SIGN BELOW:

Signature(s) of Holder(s) or
Authorized Signatory:                           Date:


x                                                            , 1997
 -----------------------------------------      -------------

x                                                            , 1997
 -----------------------------------------      -------------


Telephone Number (including area code):
                                        ---------------------

     Must be signed by Holder(s) of Old Notes exactly as name(s) appear(s) on tendered Certificates or on a security position listing, or by person(s) authorized to become Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in another fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es) below:


Name(s):
             -----------------------------------


             -----------------------------------

Capacity:
             -----------------------------------

Address(es):
             -----------------------------------


             -----------------------------------


             -----------------------------------
                   (include zip code)

          THE GUARANTEE ON THE REVERSE SIDE HEREOF MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimiles thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.



-------------------------------------      -------------------------------------
             Name of Firm                           Authorized Signature


-------------------------------------      -------------------------------------
     Address (including zip code)                           Title


-------------------------------------      -------------------------------------
                                                (Please type or print name)


-------------------------------------

Telephone Number (including area code):    Date:                , 1997
                                                 ---------------

--------------------------------

                                   * * * * *

DO NOT SEND CERTIFICATES WITH THIS FORM. CERTIFICATES SHOULD ONLY BE SENT WITH A PROPERLY COMPLETED LETTER OF TRANSMITTAL.